Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
Required by 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report of Immediatek, Inc. (the “Company”) on Form 10-KSB/A (Amendment No. 1) for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Travis Hill and Paul Marin, as Principal Executive Officer and Principal Financial Officer, respectively, of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 17, 2006

/s/ TRAVIS HILL
Travis Hill
Chief Executive Officer

/s/ PAUL MARIN
Paul Marin
President